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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM 8-K

                                ---------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
        Date of report (Date of earliest event reported): April 10, 2000.

                                 TV FILME, INC.
             (Exact Name of Registrant as Specified in Its Charter)



          Delaware                     0-28670                 98-0160214
      (State or Other          (Commission File Number)     (I.R.S. Employee
Jurisdiction of Incorporation)                            Identification Number)


                C/o ITSA-Intercontinental Telecomunicacoes Ltda.
                               SCS, Quadre 07-B1.A
                          Ed. Executive Tower, Sala 601
                             70.300-911 Brasilia-DF
                                     Brazil
          (Address of Principal Executive Offices, Including Zip Code)



                              (011) 55-61-314-9908
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 3.           BANKRUPTCY OR RECEIVERSHIP.

                  (a) Not applicable.

                  (b) On April 10, 2000 the United States Bankruptcy Court for the District of Delaware confirmed TV Filme, Inc.'s First Amended Plan of Reorganization (the "Plan"), dated February 29, 2000, filed in TV Filme's pending Chapter 11 bankruptcy case. Overwhelming majorities of holders of TV Filme, Inc.'s outstanding 12-7/8% senior notes due 2004 (the "Senior Notes") and holders of TV Filme, Inc.'s common stock voted in favor of the restructuring set forth in the Plan.

         The Company's restructuring represents a consensual arrangement, pursuant to a Restructuring Agreement dated January 24, 2000, with holders of more than 65% of the Company's outstanding Senior Notes. TV Filme, Inc. expects that this restructuring will significantly reduce the Company's existing long-term debt, and enable the Company to continue the build-out of its recently acquired multi-point, multi-channel distribution systems ("MMDS") licenses. The restructuring of the Company's indebtedness provides, among other things, as follows:

         Once the "Effective Date" of the Plan occurs, the holders of Senior Notes will receive a $25 million cash payment and their existing notes will be converted into (i) New Senior Secured Notes in the aggregate principal amount of at least $35 million, subject to adjustment, with a five year maturity and interest of 12% per annum (interest payable-in-kind at the option of the reorganized company through the first 24 months), and (ii) 80% of the new common equity of the reorganized company. Current management will receive 15% of the new common equity, and existing common stockholders of TV Filme, Inc. will receive 5% of the new common equity of the reorganized company in exchange for their current stake. The Plan provides that the reorganized company will be a newly-formed Cayman Islands holding company, and that the Senior Secured Notes will be issued by ITSA - Intercontinental Telecomunicacoes Ltda., an existing Brazilian subsidiary of TV Filme.

         The Effective Date of the Plan is contingent upon obtaining approval of the restructuring contemplated by the Plan from Agencia Nacional de Telecomunicacoes, the Brazilian government agency that regulates telecommunications services in Brazil, and the Central Bank of Brazil.

         (The information required by Item 3(b)(4) is inapplicable with respect to the Plan.)

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (a)      Financial Statements of Business Acquired

                      Not applicable.


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             (b)      Pro Forma Financial Information

                      Not applicable

             (c)      Exhibits

                      The following exhibits are included as part of this report:

             2.1      First Amended Plan of Reorganization, dated February 29,
                      2000

             99.1     Press Release of the Company, dated  April 17, 2000


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       TV FILME, INC.
                                                        (Registrant)




Date: April 25, 2000                        By: /s/ Hermano S. Lins Albuquerque
                                            ------------------------------------
                                            Name:  Hermano S. Lins Albuquerque
                                            Title: Chief Executive Officer

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                                  EXHIBIT INDEX

  EXHIBIT NO.                        DESCRIPTION

      2.1          First Amended Plan of Reorganization, dated February 29, 2000

     99.1           Press Release of the Company, dated  April 17, 2000